BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

October 28, 2005

TO:

Supplemental Interest Trust, Aegis Asset Backed Securities Trust

Mortgage Pass-Through Certificates, Series 2005-5

ATTENTION:

Client Manager – AEGIS 2005-5

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNSC7516

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (“Counterparty”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions, as supplemented by the Annex thereto (June 2000 Version) (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency—Cross Border) and, accordingly, an agreement in such form but without any Schedule attached thereto and with all elections, modifications and amendments to such form contained herein (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Pooling and Servicing Agreement dated as of October 1, 2005, among Aegis Asset Backed Securities Corporation, as Depositor, Aegis Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, Ocwen Loan Servicing, LLC, as Servicer, MortgageRamp, Inc., as Credit Risk Manager, and Wachovia Bank, National Association, as Trustee (the “Pooling and Servicing Agreement”).

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule I attached hereto.

Trade Date:

October 14, 2005

Effective Date:

October 28, 2005

Termination Date:

October 25, 2010, provided, however, for the purposes of determining the Floating Amount to be paid in respect of the final Calculation Period, such date shall be subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer

Payment Date:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:

4.59400%

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

BSFP

Floating Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate for initial

Calculation Period:

To be determined

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Spread:

None

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

Any day other than (i) a Saturday or a Sunday, or (ii) either (1) a day on which banking institutions in New York, New York, or (2) the States of North Carolina, Florida, Georgia, Maryland, Minnesota or Texas are closed

Business Day Convention:

Following

3.

Additional Provisions:

(1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

Section 5(a)(i) of the ISDA Form Master Agreement is hereby amended by deleting the word “third” therein and replacing it with the word “second.”

(d)

“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP and will not apply to Counterparty.

(e)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to BSFP and will not apply to Counterparty.

(f)

“Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP and will not apply to Counterparty.

(g)

The “Merger Without Assumption” provision of Section 5(a)(viii) will apply to BSFP and will not apply to Counterparty.

(h)

The “Cross Default” provision of Section 5(a)(vi) will not apply to BSFP or Counterparty.

(i)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(j)

The “Bankruptcy” provision of Section 5(a)(vii)(2) will apply to BSFP and will not apply to Counterparty.

(k)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(l)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(m)

"Termination Currency" means United States Dollars.

3) Tax Representations.  BSFP represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

 (1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP	A copy of its most recent audited consolidated financial statements	Promptly after the request of by other Party

(3)

BSFP will provide a legal opinion as to standard corporate matters (including enforceability), reasonably acceptable to the Counterparty.

6)  Miscellaneous. Miscellaneous

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

Wells Fargo Bank, N.A., as Securities Administrator

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager-AEGIS 2005-5

Facsimile:

410-715-2380

Phone:

410-884-2000

with a copy to:

Address:

Wachovia Bank, National Association as Trustee

401 S. Tryon Street, 12th Floor

Charlotte, NC 28288-1179

Attention:

Patricia O'neill-Manella

Facsimile:

704-383-6039

Phone:

704-374-4981

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BSFP.

(f)

Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of  New York shall govern their rights and duties in whole.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that neither BSFP nor Counterparty shall be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1)  Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i)  It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal.  It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.”

9)

Limitation of Liability.   It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wachovia Bank, National Association (the “Wachovia”), not individually or personally but solely as trustee of Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (the “Trust”), in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wachovia but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wachovia, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wachovia be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

10) Proceedings.  BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Notes.

11) Set-off.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party under any other agreements.

12) Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

(i)

BSFP fails to comply with the Rating Agency Downgrade provisions as set forth in Section 13.  For all purposes of this Agreement, BSFP shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Section 12.

(ii)

Counterparty is terminated pursuant to the Pooling and Servicing Agreement.

(iii)

The Pooling and Servicing Agreement is amended or modified without the prior written consent of BSFP, where such consent is required under the terms of Section 10.1 of the Pooling and Servicing Agreement.

(iv)

Notice of the Ownership Certificate holder’s or the Servicer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 9.1 of the Pooling and Servicing Agreement is given by the Trustee to Noteholders pursuant to Section 9.2 of the Pooling and Servicing Agreement.

(v)

If the Trustee is unable to pay its Class IA1, IA2, IA3, IA4 and IIA  Certificates or fails or admits in writing its inability to pay its Class IA1, IA2, IA3, IA4 and IIA Certificates as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

13) Rating Agency Downgrade.

(1)  It shall be a collateralization event (Collateralization Event) if (A) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "A1" by Moody's Investors Service, Inc. (Moody's) or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody’s and the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below “A-1” by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below “A+” by S&P.  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the payment priorities in Sections 4.1 and 4.7 of the Pooling and Servicing Agreement.  During any period in which a Collateralization Event is occurring, BSFP shall at its own expense either (i) post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement) or (ii) obtain a substitute counterparty that (a) is reasonably acceptable to Counterparty and approved in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement), (b) satisfies the Hedge Counterparty Ratings Requirement (as defined herein) and (c) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable.   To the extent that BSFP elects or is required to post collateral pursuant to this Section 13, BSFP shall request its legal counsel to deliver to each applicable Rating Agency within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion as to the enforceability of the ISDA Credit Support Annex.

(2)

It shall be a ratings event (Ratings Event) if at any time after the date hereof BSFP shall fail to satisfy the Hedge Counterparty Ratings Threshold.  Hedge Counterparty Ratings Threshold shall mean (A) the unsecured,  long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “BBB-” by S&P, (B) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A3" by Moody’s (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated at least “P-2” by Moody’s (and such rating is not on watch for possible downgrade) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from Moody’s, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A2” by Moody’s.  For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to qualify as a Hedge Agreement for purposes of the Priority of Payments (as defined below).

(3)

Following a Ratings Event, BSFP shall take the following actions:

(a)

BSFP, at its sole expense, shall (i) commence actively to seek to obtain a substitute counterparty that (A) is approved in writing by the Rating Agencies, (B) satisfies the Hedge Counterparty Ratings Requirement and (C) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable, and (ii) be required to post collateral as set forth in (b) below;

(b)

If BSFP has not obtained a substitute counterparty as set forth in (3)(a) above within 30 days (or, in the case of a failure to meet the requirements of subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold", within 10 Business Days) of the Ratings Event, then BSFP shall continue to seek a substitute counterparty, on or prior to the expiration of such period, and post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies.  Notwithstanding anything contained herein to the contrary, if BSFP is required to transfer its rights and obligations under this Agreement pursuant to Section 5(b)(iii) as a result of a rating issued by S&P, BSFP shall, at all times prior to such transfer, be required to post collateral in accordance with (i) the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies or (ii) an agreement with Counterparty providing for the posting of collateral, which agreement shall satisfy the Rating Condition and require BSFP to post the required collateral.  For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of the Rating Agencies then providing a rating of the Notes and receive from the Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

Hedge Counterparty Ratings Requirement shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A1" by Moody’s (and if rated “A1” by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “P-1” by Moody’s (and if rated “P-1” by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “Aa3” by Moody’s (and if rated “Aa3” by Moody’s, such rating is not on watch for possible downgrade), and (c) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A+” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

14)  Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA form Master Agreement with respect to BSFP as the Burdened Party.  For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA form Master Agreement is to pay the Fixed Amounts on the Fixed Rate Payer Payment Date.

15) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P, Moody’s and Fitch have all been provided notice of the same and confirm in writing (including by facsimile transmission) within a reasonable amount of time after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

16)  Limited Recourse Non-petition.  The liability of the Counterparty in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Estate (as defined in Pooling and Servicing Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Pooling and Servicing Agreement and the Indenture.  Upon application of  all of the assets in the Trust Estate (and proceeds thereon) in accordance with the Pooling and Servicing Agreement and Indenture, BSFP shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account  Number: 102-04654-1-3

Attention: Derivatives Department

Acknowledgment of Charge.  BSFP hereby agrees that, unless notified in writing by the Trustee of other payment instructions, any and all amounts payable by BSFP to Counterparty under this Agreement shall be paid to the Securities Administrator at the following account:

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #:  121000248

Account Name:  SAS Clearing

Account #:  3970771416

FFC to:  Aegis 2005-5, SWAP Account #17204203

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:   /s/ Annie Manevitz

Name: Annie Manevitz

Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SUPPLEMENTAL INTEREST TRUST, AEGIS ASSET BACKED SECURITIES TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5

By:  WACHOVIA BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE

By:    /s/ Patricia O’Neill Manella

Name:  Patricia O’Neill Manella

Title:  Vice President

am

SCHEDULE I

(For the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining Fixed Amounts, all such dates subject to No Adjustment)

From and Including	To but Excluding	Notional Amount (USD)
Effective Date	November 25, 2005	29,835,000
November 25, 2005	December 25, 2005	29,441,836
December 25, 2005	January 25, 2006	29,025,593
January 25, 2006	February 25, 2006	28,528,993
February 25, 2006	March 25, 2006	27,849,507
March 25, 2006	April 25, 2006	27,066,134
April 25, 2006	May 25, 2006	26,143,458
May 25, 2006	June 25, 2006	25,012,368
June 25, 2006	July 25, 2006	23,720,478
July 25, 2006	August 25, 2006	22,236,601
August 25, 2006	September 25, 2006	20,565,006
September 25, 2006	October 25, 2006	19,092,338
October 25, 2006	November 25, 2006	17,800,181
November 25, 2006	December 25, 2006	16,820,410
December 25, 2006	January 25, 2007	15,975,729
January 25, 2007	February 25, 2007	15,141,643
February 25, 2007	March 25, 2007	14,396,126
March 25, 2007	April 25, 2007	13,741,330
April 25, 2007	May 25, 2007	13,140,221
May 25, 2007	June 25, 2007	12,546,894
June 25, 2007	July 25, 2007	11,932,508
July 25, 2007	August 25, 2007	11,267,092
August 25, 2007	September 25, 2007	10,281,013
September 25, 2007	October 25, 2007	9,153,704
October 25, 2007	November 25, 2007	8,403,885
November 25, 2007	December 25, 2007	7,863,566
December 25, 2007	January 25, 2008	7,412,903
January 25, 2008	February 25, 2008	6,967,025
February 25, 2008	March 25, 2008	6,532,956
March 25, 2008	April 25, 2008	6,147,832
April 25, 2008	May 25, 2008	5,817,042
May 25, 2008	June 25, 2008	5,527,066
June 25, 2008	July 25, 2008	5,247,975
July 25, 2008	August 25, 2008	4,955,569
August 25, 2008	September 25, 2008	4,650,881
September 25, 2008	October 25, 2008	4,368,506
October 25, 2008	November 25, 2008	4,101,413
November 25, 2008	December 25, 2008	3,848,193
December 25, 2008	January 25, 2009	3,609,539
January 25, 2009	February 25, 2009	3,396,602
February 25, 2009	March 25, 2009	3,206,609
March 25, 2009	April 25, 2009	3,036,270
April 25, 2009	May 25, 2009	2,876,240
May 25, 2009	June 25, 2009	2,725,062
June 25, 2009	July 25, 2009	2,582,080
July 25, 2009	August 25, 2009	2,445,294
August 25, 2009	September 25, 2009	2,314,363
September 25, 2009	October 25, 2009	2,188,659
October 25, 2009	November 25, 2009	2,064,563
November 25, 2009	December 25, 2009	1,942,481
December 25, 2009	January 25, 2010	1,823,380
January 25, 2010	February 25, 2010	1,711,767
February 25, 2010	March 25, 2010	1,607,107
March 25, 2010	April 25, 2010	1,508,940
April 25, 2010	May 25, 2010	1,416,835
May 25, 2010	June 25, 2010	1,330,409
June 25, 2010	July 25, 2010	1,249,324
July 25, 2010	August 25, 2010	1,173,270
August 25, 2010	September 25, 2010	1,101,947
September 25, 2010	Termination Date	1,034,953

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

October 28, 2005

TO:

Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5

ATTENTION:

Client Manager – AEGIS 2005-5

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNSC7481

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (“Counterparty”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions, as supplemented by the Annex thereto (June 2000 Version) (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency—Cross Border) and, accordingly, an agreement in such form but without any Schedule attached thereto and with all elections, modifications and amendments to such form contained herein (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Pooling and Servicing Agreement dated as of October 1, 2005, among Aegis Asset Backed Securities Corporation, as Depositor, Aegis Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, Ocwen Loan Servicing, LLC, as Servicer, MortgageRamp, Inc., as Credit Risk Manager, and Wachovia Bank, National Association, as Trustee (the “Pooling and Servicing Agreement”).

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule I attached hereto.

Trade Date:

October 5, 2005

Effective Date:

October 28, 2005

Termination Date:

October 25, 2010, provided, however, for the purposes of determining the Floating Amount to be paid in respect of the final Calculation Period, such date shall be subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer

Payment Date:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:

4.59400%

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

BSFP

Floating Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate for initial

Calculation Period:

To be determined

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Spread:

None

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

Any day other than (i) a Saturday or a Sunday, or (ii) either (1) a day on which banking institutions in New York, New York, or (2) the States of North Carolina, Florida, Georgia, Maryland, Minnesota or Texas are closed

Business Day Convention:

Following

3.

Additional Provisions:

(1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

Section 5(a)(i) of the ISDA Form Master Agreement is hereby amended by deleting the word “third” therein and replacing it with the word “second.”

(d)

“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP and will not apply to Counterparty.

(e)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to BSFP and will not apply to Counterparty.

(f)

“Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP and will not apply to Counterparty.

(g)

The “Merger Without Assumption” provision of Section 5(a)(viii) will apply to BSFP and will not apply to Counterparty.

(h)

The “Cross Default” provision of Section 5(a)(vi) will not apply to BSFP or Counterparty.

(i)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(j)

The “Bankruptcy” provision of Section 5(a)(vii)(2) will apply to BSFP and will not apply to Counterparty.

(k)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(l)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(m)

"Termination Currency" means United States Dollars.

3) Tax Representations.  BSFP represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP	A copy of its most recent audited consolidated financial statements	Promptly after the request of by other Party

(3)

BSFP will provide a legal opinion as to standard corporate matters (including enforceability), reasonably acceptable to the Counterparty.

6)  Miscellaneous. Miscellaneous

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

Wells Fargo Bank, N.A., as Securities Administrator

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager-AEGIS 2005-5

Facsimile:

410-715-2380

Phone:

410-884-2000

with a copy to:

Address:

Wachovia Bank, National Association as Trustee

401 S. Tryon Street, 12th Floor

Charlotte, NC 28288-1179

Attention:

Patricia O'neill-Manella

Facsimile:

704-383-6039

Phone:

704-374-4981

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BSFP.

(f)

Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of  New York shall govern their rights and duties in whole.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that neither BSFP nor Counterparty shall be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1)  Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i)  It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal.  It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.”

9)

Limitation of Liability.   It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wachovia Bank, National Association (the “Wachovia”), not individually or personally but solely as trustee of Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (the “Trust”), in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wachovia but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wachovia, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wachovia be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

10) Proceedings.  BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Notes.

11) Set-off.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party under any other agreements.

12) Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

(ii)

BSFP fails to comply with the Rating Agency Downgrade provisions as set forth in Section 13.  For all purposes of this Agreement, BSFP shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Section 12.

(ii)

Counterparty is terminated pursuant to the Pooling and Servicing Agreement.

(iii)

The Pooling and Servicing Agreement is amended or modified without the prior written consent of BSFP, where such consent is required under the terms of Section 10.1 of the Pooling and Servicing Agreement.

(iv)

Notice of the Ownership Certificate holder’s or the Servicer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 9.1 of the Pooling and Servicing Agreement is given by the Trustee to Noteholders pursuant to Section 9.2 of the Pooling and Servicing Agreement.

(v)

If the Trustee is unable to pay its Class IA1, IA2, IA3, IA4 and IIA Certificate or fails or admits in writing its inability to pay its Class IA1, IA2, IA3, IA4 and IIA Certificates as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

13) Rating Agency Downgrade.

(1)  It shall be a collateralization event (Collateralization Event) if (A) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "A1" by Moody's Investors Service, Inc. (Moody's) or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody’s and the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below “A-1” by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below “A+” by S&P.  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the payment priorities in Sections 4.1 and 4.7 of the Pooling and Servicing Agreement.  During any period in which a Collateralization Event is occurring, BSFP shall at its own expense either (i) post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement) or (ii) obtain a substitute counterparty that (a) is reasonably acceptable to Counterparty and approved in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement), (b) satisfies the Hedge Counterparty Ratings Requirement (as defined herein) and (c) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable.   To the extent that BSFP elects or is required to post collateral pursuant to this Section 13, BSFP shall request its legal counsel to deliver to each applicable Rating Agency within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion as to the enforceability of the ISDA Credit Support Annex.

(2)

It shall be a ratings event (Ratings Event) if at any time after the date hereof BSFP shall fail to satisfy the Hedge Counterparty Ratings Threshold.  Hedge Counterparty Ratings Threshold shall mean (A) the unsecured,  long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “BBB-” by S&P, (B) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A3" by Moody’s (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated at least “P-2” by Moody’s (and such rating is not on watch for possible downgrade) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from Moody’s, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A2” by Moody’s.  For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to qualify as a Hedge Agreement for purposes of the Priority of Payments (as defined below).

(3)

Following a Ratings Event, BSFP shall take the following actions:

(a)

BSFP, at its sole expense, shall (i) commence actively to seek to obtain a substitute counterparty that (A) is approved in writing by the Rating Agencies, (B) satisfies the Hedge Counterparty Ratings Requirement and (C) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable, and (ii) be required to post collateral as set forth in (b) below;

(b)

If BSFP has not obtained a substitute counterparty as set forth in (3)(a) above within 30 days (or, in the case of a failure to meet the requirements of subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold", within 10 Business Days) of the Ratings Event, then BSFP shall continue to seek a substitute counterparty, on or prior to the expiration of such period, and post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies.  Notwithstanding anything contained herein to the contrary, if BSFP is required to transfer its rights and obligations under this Agreement pursuant to Section 5(b)(iii) as a result of a rating issued by S&P, BSFP shall, at all times prior to such transfer, be required to post collateral in accordance with (i) the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies or (ii) an agreement with Counterparty providing for the posting of collateral, which agreement shall satisfy the Rating Condition and require BSFP to post the required collateral.  For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of the Rating Agencies then providing a rating of the Notes and receive from the Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

Hedge Counterparty Ratings Requirement shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A1" by Moody’s (and if rated “A1” by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “P-1” by Moody’s (and if rated “P-1” by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “Aa3” by Moody’s (and if rated “Aa3” by Moody’s, such rating is not on watch for possible downgrade), and (c) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A+” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

14)  Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA form Master Agreement with respect to BSFP as the Burdened Party.  For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA form Master Agreement is to pay the Fixed Amounts on the Fixed Rate Payer Payment Date.

15) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P, Moody’s and Fitch have all been provided notice of the same and confirm in writing (including by facsimile transmission) within a reasonable amount of time after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

16)  Limited Recourse Non-petition.  The liability of the Counterparty in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Estate (as defined in Pooling and Servicing Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Pooling and Servicing Agreement and the Indenture.  Upon application of  all of the assets in the Trust Estate (and proceeds thereon) in accordance with the Pooling and Servicing Agreement and Indenture, BSFP shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account  Number: 102-04654-1-3

Attention: Derivatives Department

Acknowledgment of Charge.  BSFP hereby agrees that, unless notified in writing by the Trustee of other payment instructions, any and all amounts payable by BSFP to Counterparty under this Agreement shall be paid to the Securities Administrator at the following account:

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #:  121000248

Account Name:  SAS Clearing

Account #:  3970771416

FFC to:  Aegis 2005-5, SWAP Account #17204203

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:       /s/ Annie Manevitz

Name: Annie Manevitz

Title:

 Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SUPPLEMENTAL INTEREST TRUST,  AEGIS ASSET BACKED SECURITIES TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5

By:  WACHOVIA BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE

By:     /s/ Patricia O’Neill-Manella

Name:  Patricia O’Neill-Manella

Title:  Vice President

am

SCHEDULE I

(For the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining Fixed Amounts, all such dates subject to No Adjustment)

From and Including	To but Excluding	Notional Amount (USD)
Effective Date	November 25, 2005	954,720,000
November 25, 2005	December 25, 2005	942,138,744
December 25, 2005	January 25, 2006	928,818,983
January 25, 2006	February 25, 2006	912,927,768
February 25, 2006	March 25, 2006	891,184,217
March 25, 2006	April 25, 2006	866,116,276
April 25, 2006	May 25, 2006	836,590,668
May 25, 2006	June 25, 2006	800,395,771
June 25, 2006	July 25, 2006	759,055,295
July 25, 2006	August 25, 2006	711,571,244
August 25, 2006	September 25, 2006	658,080,203
September 25, 2006	October 25, 2006	610,954,827
October 25, 2006	November 25, 2006	569,605,802
November 25, 2006	December 25, 2006	538,253,129
December 25, 2006	January 25, 2007	511,223,317
January 25, 2007	February 25, 2007	484,532,581
February 25, 2007	March 25, 2007	460,676,048
March 25, 2007	April 25, 2007	439,722,560
April 25, 2007	May 25, 2007	420,487,058
May 25, 2007	June 25, 2007	401,500,612
June 25, 2007	July 25, 2007	381,840,242
July 25, 2007	August 25, 2007	360,546,952
August 25, 2007	September 25, 2007	328,992,431
September 25, 2007	October 25, 2007	292,918,515
October 25, 2007	November 25, 2007	268,924,331
November 25, 2007	December 25, 2007	251,634,111
December 25, 2007	January 25, 2008	237,212,889
January 25, 2008	February 25, 2008	222,944,785
February 25, 2008	March 25, 2008	209,054,592
March 25, 2008	April 25, 2008	196,730,637
April 25, 2008	May 25, 2008	186,145,348
May 25, 2008	June 25, 2008	176,866,127
June 25, 2008	July 25, 2008	167,935,208
July 25, 2008	August 25, 2008	158,578,215
August 25, 2008	September 25, 2008	148,828,192
September 25, 2008	October 25, 2008	139,792,193
October 25, 2008	November 25, 2008	131,245,209
November 25, 2008	December 25, 2008	123,142,170
December 25, 2008	January 25, 2009	115,505,241
January 25, 2009	February 25, 2009	108,691,265
February 25, 2009	March 25, 2009	102,611,492
March 25, 2009	April 25, 2009	97,160,627
April 25, 2009	May 25, 2009	92,039,668
May 25, 2009	June 25, 2009	87,201,971
June 25, 2009	July 25, 2009	82,626,570
July 25, 2009	August 25, 2009	78,249,402
August 25, 2009	September 25, 2009	74,059,610
September 25, 2009	October 25, 2009	70,037,091
October 25, 2009	November 25, 2009	66,066,018
November 25, 2009	December 25, 2009	62,159,377
December 25, 2009	January 25, 2010	58,348,175
January 25, 2010	February 25, 2010	54,776,530
February 25, 2010	March 25, 2010	51,427,424
March 25, 2010	April 25, 2010	48,286,075
April 25, 2010	May 25, 2010	45,338,717
May 25, 2010	June 25, 2010	42,573,092
June 25, 2010	July 25, 2010	39,978,369
July 25, 2010	August 25, 2010	37,544,626
August 25, 2010	September 25, 2010	35,262,296
September 25, 2010	Termination Date	33,118,504

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

October 28, 2005

TO:

Supplemental Interest Trust Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5

ATTENTION:

Client Manager – AEGIS 2005-5

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNSC7513

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (“Counterparty”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions, as supplemented by the Annex thereto (June 2000 Version) (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency—Cross Border) and, accordingly, an agreement in such form but without any Schedule attached thereto and with all elections, modifications and amendments to such form contained herein (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Pooling and Servicing Agreement dated as of October 1, 2005, among Aegis Asset Backed Securities Corporation, as Depositor, Aegis Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, Ocwen Loan Servicing, LLC, as Servicer, MortgageRamp, Inc., as Credit Risk Manager, and Wachovia Bank, National Association, as Trustee (the “Pooling and Servicing Agreement”).

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule I attached hereto.

Trade Date:

October 14, 2005

Effective Date:

October 28, 2005

Termination Date:

October 25, 2010, provided, however, for the purposes of determining the Floating Amount to be paid in respect of the final Calculation Period, such date shall be subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer

Payment Date:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:

4.59400%

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

BSFP

Floating Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate for initial

Calculation Period:

To be determined

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Spread:

None

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

Any day other than (i) a Saturday or a Sunday, or (ii) either (1) a day on which banking institutions in New York, New York, or (2) the States of North Carolina, Florida, Georgia, Maryland, Minnesota or Texas are closed

Business Day Convention:

Following

3.

Additional Provisions:

(1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

3)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

Section 5(a)(i) of the ISDA Form Master Agreement is hereby amended by deleting the word “third” therein and replacing it with the word “second.”

(d)

“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP and will not apply to Counterparty.

(e)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to BSFP and will not apply to Counterparty.

(f)

“Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP and will not apply to Counterparty.

(g)

The “Merger Without Assumption” provision of Section 5(a)(viii) will apply to BSFP and will not apply to Counterparty.

(h)

The “Cross Default” provision of Section 5(a)(vi) will not apply to BSFP or Counterparty.

(i)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(j)

The “Bankruptcy” provision of Section 5(a)(vii)(2) will apply to BSFP and will not apply to Counterparty.

(k)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(l)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(m)

"Termination Currency" means United States Dollars.

3) Tax Representations.  BSFP represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

 (1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP	A copy of its most recent audited consolidated financial statements	Promptly after the request of by other Party

(3)

BSFP will provide a legal opinion as to standard corporate matters (including enforceability), reasonably acceptable to the Counterparty.

6)  Miscellaneous. Miscellaneous

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

Wells Fargo Bank, N.A., as Securities Administrator

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager-AEGIS 2005-5

Facsimile:

410-715-2380

Phone:

410-884-2000

with a copy to:

Address:

Wachovia Bank, National Association as Trustee

401 S. Tryon Street, 12th Floor

Charlotte, NC 28288-1179

Attention:

Patricia O'neill-Manella

Facsimile:

704-383-6039

Phone:

704-374-4981

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BSFP.

(f)

Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of  New York shall govern their rights and duties in whole.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that neither BSFP nor Counterparty shall be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1)  Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i)  It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal.  It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.”

9)

Limitation of Liability.   It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wachovia Bank, National Association (the “Wachovia”), not individually or personally but solely as trustee of  Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (the “Trust”), in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wachovia but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wachovia, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wachovia be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

10) Proceedings.  BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Notes.

11) Set-off.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party under any other agreements.

12) Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

(iii)

BSFP fails to comply with the Rating Agency Downgrade provisions as set forth in Section 13.  For all purposes of this Agreement, BSFP shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Section 12.

(ii)

Counterparty is terminated pursuant to the Pooling and Servicing Agreement.

(iii)

The Pooling and Servicing Agreement is amended or modified without the prior written consent of BSFP, where such consent is required under the terms of Section 10.1 of the Pooling and Servicing Agreement.

(iv)

Notice of the Ownership Certificate holder’s or the Servicer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 9.1 of the Pooling and Servicing Agreement is given by the Trustee to Noteholders pursuant to Section 9.2 of the Pooling and Servicing Agreement.

(v)

If the Trustee is unable to pay its Class IA1, IA2, IA3, IA4 and IIA  Certificates or fails or admits in writing its inability to pay its Class IA1, IA2, IA3, IA4 and IIA  Certificates as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

13) Rating Agency Downgrade.

(1)  It shall be a collateralization event (Collateralization Event) if (A) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "A1" by Moody's Investors Service, Inc. (Moody's) or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody’s and the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below “A-1” by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below “A+” by S&P.  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the payment priorities in Sections 4.1 and 4.7 of the Pooling and Servicing Agreement.  During any period in which a Collateralization Event is occurring, BSFP shall at its own expense either (i) post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement) or (ii) obtain a substitute counterparty that (a) is reasonably acceptable to Counterparty and approved in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement), (b) satisfies the Hedge Counterparty Ratings Requirement (as defined herein) and (c) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable.   To the extent that BSFP elects or is required to post collateral pursuant to this Section 13, BSFP shall request its legal counsel to deliver to each applicable Rating Agency within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion as to the enforceability of the ISDA Credit Support Annex.

(2)

It shall be a ratings event (Ratings Event) if at any time after the date hereof BSFP shall fail to satisfy the Hedge Counterparty Ratings Threshold.  Hedge Counterparty Ratings Threshold shall mean (A) the unsecured,  long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “BBB-” by S&P, (B) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A3" by Moody’s (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated at least “P-2” by Moody’s (and such rating is not on watch for possible downgrade) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from Moody’s, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A2” by Moody’s.  For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to qualify as a Hedge Agreement for purposes of the Priority of Payments (as defined below).

(3)

Following a Ratings Event, BSFP shall take the following actions:

(a)

BSFP, at its sole expense, shall (i) commence actively to seek to obtain a substitute counterparty that (A) is approved in writing by the Rating Agencies, (B) satisfies the Hedge Counterparty Ratings Requirement and (C) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable, and (ii) be required to post collateral as set forth in (b) below;

(b)

If BSFP has not obtained a substitute counterparty as set forth in (3)(a) above within 30 days (or, in the case of a failure to meet the requirements of subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold", within 10 Business Days) of the Ratings Event, then BSFP shall continue to seek a substitute counterparty, on or prior to the expiration of such period, and post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies.  Notwithstanding anything contained herein to the contrary, if BSFP is required to transfer its rights and obligations under this Agreement pursuant to Section 5(b)(iii) as a result of a rating issued by S&P, BSFP shall, at all times prior to such transfer, be required to post collateral in accordance with (i) the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies or (ii) an agreement with Counterparty providing for the posting of collateral, which agreement shall satisfy the Rating Condition and require BSFP to post the required collateral.  For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of the Rating Agencies then providing a rating of the Notes and receive from the Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

Hedge Counterparty Ratings Requirement shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A1" by Moody’s (and if rated “A1” by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “P-1” by Moody’s (and if rated “P-1” by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “Aa3” by Moody’s (and if rated “Aa3” by Moody’s, such rating is not on watch for possible downgrade), and (c) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A+” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

14)  Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA form Master Agreement with respect to BSFP as the Burdened Party.  For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA form Master Agreement is to pay the Fixed Amounts on the Fixed Rate Payer Payment Date.

15) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P, Moody’s and Fitch have all been provided notice of the same and confirm in writing (including by facsimile transmission) within a reasonable amount of time after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

16)  Limited Recourse Non-petition.  The liability of the Counterparty in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Estate (as defined in Pooling and Servicing Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Pooling and Servicing Agreement and the Indenture.  Upon application of  all of the assets in the Trust Estate (and proceeds thereon) in accordance with the Pooling and Servicing Agreement and Indenture, BSFP shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account  Number: 102-04654-1-3

Attention: Derivatives Department

Acknowledgment of Charge.  BSFP hereby agrees that, unless notified in writing by the Trustee of other payment instructions, any and all amounts payable by BSFP to Counterparty under this Agreement shall be paid to the Securities Administrator at the following account:

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #:  121000248

Account Name:  SAS Clearing

Account #:  3970771416

FFC to:  Aegis 2005-5, SWAP Account #17204203

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:     /s/ Annie Manevitz

Name: Annie Manevitz

Title:

 Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

 SUPPLEMENTAL INTEREST TRUST, AEGIS ASSET BACKED SECURITIES TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5

By:  WACHOVIA BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE

By:      /s/ Patricia O’Neill Manella

Name:  Patricia O’Neill Manella

Title: Vice President

am

SCHEDULE I

(For the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining Fixed Amounts, all such dates subject to No Adjustment)

From and Including	To but Excluding	Notional Amount (USD)
Effective Date	November 25, 2005	119,340,000
November 25, 2005	December 25, 2005	117,767,343
December 25, 2005	January 25, 2006	116,102,373
January 25, 2006	February 25, 2006	114,115,971
February 25, 2006	March 25, 2006	111,398,027
March 25, 2006	April 25, 2006	108,264,534
April 25, 2006	May 25, 2006	104,573,834
May 25, 2006	June 25, 2006	100,049,471
June 25, 2006	July 25, 2006	94,881,912
July 25, 2006	August 25, 2006	88,946,406
August 25, 2006	September 25, 2006	82,260,025
September 25, 2006	October 25, 2006	76,369,353
October 25, 2006	November 25, 2006	71,200,725
November 25, 2006	December 25, 2006	67,281,641
December 25, 2006	January 25, 2007	63,902,915
January 25, 2007	February 25, 2007	60,566,573
February 25, 2007	March 25, 2007	57,584,506
March 25, 2007	April 25, 2007	54,965,320
April 25, 2007	May 25, 2007	52,560,882
May 25, 2007	June 25, 2007	50,187,577
June 25, 2007	July 25, 2007	47,730,030
July 25, 2007	August 25, 2007	45,068,369
August 25, 2007	September 25, 2007	41,124,054
September 25, 2007	October 25, 2007	36,614,814
October 25, 2007	November 25, 2007	33,615,541
November 25, 2007	December 25, 2007	31,454,264
December 25, 2007	January 25, 2008	29,651,611
January 25, 2008	February 25, 2008	27,868,098
February 25, 2008	March 25, 2008	26,131,824
March 25, 2008	April 25, 2008	24,591,330
April 25, 2008	May 25, 2008	23,268,168
May 25, 2008	June 25, 2008	22,108,266
June 25, 2008	July 25, 2008	20,991,901
July 25, 2008	August 25, 2008	19,822,277
August 25, 2008	September 25, 2008	18,603,524
September 25, 2008	October 25, 2008	17,474,024
October 25, 2008	November 25, 2008	16,405,651
November 25, 2008	December 25, 2008	15,392,771
December 25, 2008	January 25, 2009	14,438,155
January 25, 2009	February 25, 2009	13,586,408
February 25, 2009	March 25, 2009	12,826,437
March 25, 2009	April 25, 2009	12,145,078
April 25, 2009	May 25, 2009	11,504,959
May 25, 2009	June 25, 2009	10,900,246
June 25, 2009	July 25, 2009	10,328,321
July 25, 2009	August 25, 2009	9,781,175
August 25, 2009	September 25, 2009	9,257,451
September 25, 2009	October 25, 2009	8,754,636
October 25, 2009	November 25, 2009	8,258,252
November 25, 2009	December 25, 2009	7,769,922
December 25, 2009	January 25, 2010	7,293,522
January 25, 2010	February 25, 2010	6,847,066
February 25, 2010	March 25, 2010	6,428,428
March 25, 2010	April 25, 2010	6,035,759
April 25, 2010	May 25, 2010	5,667,340
May 25, 2010	June 25, 2010	5,321,637
June 25, 2010	July 25, 2010	4,997,296
July 25, 2010	August 25, 2010	4,693,078
August 25, 2010	September 25, 2010	4,407,787
September 25, 2010	Termination Date	4,139,813

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

October 28, 2005

TO:

Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5

ATTENTION:

Client Manager – AEGIS 2005-5

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNSC7514

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (“Counterparty”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions, as supplemented by the Annex thereto (June 2000 Version) (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency—Cross Border) and, accordingly, an agreement in such form but without any Schedule attached thereto and with all elections, modifications and amendments to such form contained herein (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Pooling and Servicing Agreement dated as of October 1, 2005, among Aegis Asset Backed Securities Corporation, as Depositor, Aegis Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, Ocwen Loan Servicing, LLC, as Servicer, MortgageRamp, Inc., as Credit Risk Manager, and Wachovia Bank, National Association, as Trustee (the “Pooling and Servicing Agreement”).

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule I attached hereto.

Trade Date:

October 14, 2005

Effective Date:

October 28, 2005

Termination Date:

October 25, 2010, provided, however, for the purposes of determining the Floating Amount to be paid in respect of the final Calculation Period, such date shall be subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer

Payment Date:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:

4.59400%

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

BSFP

Floating Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate for initial

Calculation Period:

To be determined

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Spread:

None

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

Any day other than (i) a Saturday or a Sunday, or (ii) either (1) a day on which banking institutions in New York, New York, or (2) the States of North Carolina, Florida, Georgia, Maryland, Minnesota or Texas are closed

Business Day Convention:

Following

3.

Additional Provisions:

(1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

4)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

Section 5(a)(i) of the ISDA Form Master Agreement is hereby amended by deleting the word “third” therein and replacing it with the word “second.”

(d)

“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP and will not apply to Counterparty.

(e)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to BSFP and will not apply to Counterparty.

(f)

“Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP and will not apply to Counterparty.

(g)

The “Merger Without Assumption” provision of Section 5(a)(viii) will apply to BSFP and will not apply to Counterparty.

(h)

The “Cross Default” provision of Section 5(a)(vi) will not apply to BSFP or Counterparty.

(i)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(j)

The “Bankruptcy” provision of Section 5(a)(vii)(2) will apply to BSFP and will not apply to Counterparty.

(k)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(l)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(m)

"Termination Currency" means United States Dollars.

3) Tax Representations.  BSFP represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

 (1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP	A copy of its most recent audited consolidated financial statements	Promptly after the request of by other Party

(3)

BSFP will provide a legal opinion as to standard corporate matters (including enforceability), reasonably acceptable to the Counterparty.

6)  Miscellaneous. Miscellaneous

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

Wells Fargo Bank, N.A., as Securities Administrator

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager-AEGIS 2005-5

Facsimile:

410-715-2380

Phone:

410-884-2000

with a copy to:

Address:

Wachovia Bank, National Association as Trustee

401 S. Tryon Street, 12th Floor

Charlotte, NC 28288-1179

Attention:

Patricia O'neill-Manella

Facsimile:

704-383-6039

Phone:

704-374-4981

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BSFP.

(f)

Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of  New York shall govern their rights and duties in whole.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that neither BSFP nor Counterparty shall be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1)  Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i)  It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal.  It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.”

9)

Limitation of Liability.   It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wachovia Bank, National Association (the “Wachovia”), not individually or personally but solely as trustee of Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (the “Trust”), in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wachovia but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wachovia, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wachovia be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

10) Proceedings.  BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Notes.

11) Set-off.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party under any other agreements.

12) Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

(iv)

BSFP fails to comply with the Rating Agency Downgrade provisions as set forth in Section 13.  For all purposes of this Agreement, BSFP shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Section 12.

(ii)

Counterparty is terminated pursuant to the Pooling and Servicing Agreement.

(iii)

The Pooling and Servicing Agreement is amended or modified without the prior written consent of BSFP, where such consent is required under the terms of Section 10.1 of the Pooling and Servicing Agreement.

(iv)

Notice of the Ownership Certificate holder’s or the Servicer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 9.1 of the Pooling and Servicing Agreement is given by the Trustee to Noteholders pursuant to Section 9.2 of the Pooling and Servicing Agreement.

(v)

If the Trustee is unable to pay its Class IA1, IA2, IA3, IA4 and IIA Certificates or fails or admits in writing its inability to pay its Class IA1, IA2, IA3, IA4 and IIA Certificates as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

13) Rating Agency Downgrade.

(1)  It shall be a collateralization event (Collateralization Event) if (A) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "A1" by Moody's Investors Service, Inc. (Moody's) or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody’s and the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below “A-1” by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below “A+” by S&P.  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the payment priorities in Sections 4.1 and 4.7 of the Pooling and Servicing Agreement.  During any period in which a Collateralization Event is occurring, BSFP shall at its own expense either (i) post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement) or (ii) obtain a substitute counterparty that (a) is reasonably acceptable to Counterparty and approved in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement), (b) satisfies the Hedge Counterparty Ratings Requirement (as defined herein) and (c) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable.   To the extent that BSFP elects or is required to post collateral pursuant to this Section 13, BSFP shall request its legal counsel to deliver to each applicable Rating Agency within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion as to the enforceability of the ISDA Credit Support Annex.

(2)

It shall be a ratings event (Ratings Event) if at any time after the date hereof BSFP shall fail to satisfy the Hedge Counterparty Ratings Threshold.  Hedge Counterparty Ratings Threshold shall mean (A) the unsecured,  long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “BBB-” by S&P, (B) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A3" by Moody’s (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated at least “P-2” by Moody’s (and such rating is not on watch for possible downgrade) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from Moody’s, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A2” by Moody’s.  For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to qualify as a Hedge Agreement for purposes of the Priority of Payments (as defined below).

(3)

Following a Ratings Event, BSFP shall take the following actions:

(a)

BSFP, at its sole expense, shall (i) commence actively to seek to obtain a substitute counterparty that (A) is approved in writing by the Rating Agencies, (B) satisfies the Hedge Counterparty Ratings Requirement and (C) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable, and (ii) be required to post collateral as set forth in (b) below;

(b)

If BSFP has not obtained a substitute counterparty as set forth in (3)(a) above within 30 days (or, in the case of a failure to meet the requirements of subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold", within 10 Business Days) of the Ratings Event, then BSFP shall continue to seek a substitute counterparty, on or prior to the expiration of such period, and post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies.  Notwithstanding anything contained herein to the contrary, if BSFP is required to transfer its rights and obligations under this Agreement pursuant to Section 5(b)(iii) as a result of a rating issued by S&P, BSFP shall, at all times prior to such transfer, be required to post collateral in accordance with (i) the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies or (ii) an agreement with Counterparty providing for the posting of collateral, which agreement shall satisfy the Rating Condition and require BSFP to post the required collateral.  For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of the Rating Agencies then providing a rating of the Notes and receive from the Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

Hedge Counterparty Ratings Requirement shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A1" by Moody’s (and if rated “A1” by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “P-1” by Moody’s (and if rated “P-1” by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “Aa3” by Moody’s (and if rated “Aa3” by Moody’s, such rating is not on watch for possible downgrade), and (c) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A+” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

14)  Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA form Master Agreement with respect to BSFP as the Burdened Party.  For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA form Master Agreement is to pay the Fixed Amounts on the Fixed Rate Payer Payment Date.

15) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P, Moody’s and Fitch have all been provided notice of the same and confirm in writing (including by facsimile transmission) within a reasonable amount of time after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

16)  Limited Recourse Non-petition.  The liability of the Counterparty in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Estate (as defined in Pooling and Servicing Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Pooling and Servicing Agreement and the Indenture.  Upon application of  all of the assets in the Trust Estate (and proceeds thereon) in accordance with the Pooling and Servicing Agreement and Indenture, BSFP shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account  Number: 102-04654-1-3

Attention: Derivatives Department

Acknowledgment of Charge.  BSFP hereby agrees that, unless notified in writing by the Trustee of other payment instructions, any and all amounts payable by BSFP to Counterparty under this Agreement shall be paid to the Securities Administrator at the following account:

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #:  121000248

Account Name:  SAS Clearing

Account #:  3970771416

FFC to:  Aegis 2005-5, SWAP Account #17204203

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:   /s/ Annie Manevitz

Name: Annie Manevitz

Title:

 Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SUPPLEMENTAL INTEREST TRUST, AEGIS ASSET BACKED SECURITIES TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5

By:  WACHOVIA BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE

By:    /s/ Patricia O’Neill-Manella

Name:  Patricia O’Neill-Manella

Title: Vice President

am

SCHEDULE I

(For the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining Fixed Amounts, all such dates subject to No Adjustment)

From and Including	To but Excluding	Notional Amount (USD)
Effective Date	November 25, 2005	59,670,000
November 25, 2005	December 25, 2005	58,883,672
December 25, 2005	January 25, 2006	58,051,186
January 25, 2006	February 25, 2006	57,057,985
February 25, 2006	March 25, 2006	55,699,014
March 25, 2006	April 25, 2006	54,132,267
April 25, 2006	May 25, 2006	52,286,917
May 25, 2006	June 25, 2006	50,024,736
June 25, 2006	July 25, 2006	47,440,956
July 25, 2006	August 25, 2006	44,473,203
August 25, 2006	September 25, 2006	41,130,013
September 25, 2006	October 25, 2006	38,184,677
October 25, 2006	November 25, 2006	35,600,363
November 25, 2006	December 25, 2006	33,640,821
December 25, 2006	January 25, 2007	31,951,457
January 25, 2007	February 25, 2007	30,283,286
February 25, 2007	March 25, 2007	28,792,253
March 25, 2007	April 25, 2007	27,482,660
April 25, 2007	May 25, 2007	26,280,441
May 25, 2007	June 25, 2007	25,093,788
June 25, 2007	July 25, 2007	23,865,015
July 25, 2007	August 25, 2007	22,534,184
August 25, 2007	September 25, 2007	20,562,027
September 25, 2007	October 25, 2007	18,307,407
October 25, 2007	November 25, 2007	16,807,771
November 25, 2007	December 25, 2007	15,727,132
December 25, 2007	January 25, 2008	14,825,806
January 25, 2008	February 25, 2008	13,934,049
February 25, 2008	March 25, 2008	13,065,912
March 25, 2008	April 25, 2008	12,295,665
April 25, 2008	May 25, 2008	11,634,084
May 25, 2008	June 25, 2008	11,054,133
June 25, 2008	July 25, 2008	10,495,950
July 25, 2008	August 25, 2008	9,911,138
August 25, 2008	September 25, 2008	9,301,762
September 25, 2008	October 25, 2008	8,737,012
October 25, 2008	November 25, 2008	8,202,826
November 25, 2008	December 25, 2008	7,696,386
December 25, 2008	January 25, 2009	7,219,078
January 25, 2009	February 25, 2009	6,793,204
February 25, 2009	March 25, 2009	6,413,218
March 25, 2009	April 25, 2009	6,072,539
April 25, 2009	May 25, 2009	5,752,479
May 25, 2009	June 25, 2009	5,450,123
June 25, 2009	July 25, 2009	5,164,161
July 25, 2009	August 25, 2009	4,890,588
August 25, 2009	September 25, 2009	4,628,726
September 25, 2009	October 25, 2009	4,377,318
October 25, 2009	November 25, 2009	4,129,126
November 25, 2009	December 25, 2009	3,884,961
December 25, 2009	January 25, 2010	3,646,761
January 25, 2010	February 25, 2010	3,423,533
February 25, 2010	March 25, 2010	3,214,214
March 25, 2010	April 25, 2010	3,017,880
April 25, 2010	May 25, 2010	2,833,670
May 25, 2010	June 25, 2010	2,660,818
June 25, 2010	July 25, 2010	2,498,648
July 25, 2010	August 25, 2010	2,346,539
August 25, 2010	September 25, 2010	2,203,893
September 25, 2010	Termination Date	2,069,907

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:

October 28, 2005

TO:

Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5

ATTENTION:

Client Manager – AEGIS 2005-5

TELEPHONE:

410-884-2000

FACSIMILE:

410-715-2380

FROM:

Derivatives Documentation

TELEPHONE:

212-272-2711

FACSIMILE:

212-272-9857

SUBJECT:

Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:

FXNSC7515

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (“Counterparty”). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions, as supplemented by the Annex thereto (June 2000 Version) (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency—Cross Border) and, accordingly, an agreement in such form but without any Schedule attached thereto and with all elections, modifications and amendments to such form contained herein (the "ISDA Form Master Agreement") shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Pooling and Servicing Agreement dated as of October 1, 2005, among Aegis Asset Backed Securities Corporation, as Depositor, Aegis Mortgage Corporation, as Seller, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, Ocwen Loan Servicing, LLC, as Servicer, MortgageRamp,Inc., as Credit Risk Manager, and Wachovia Bank, National Association, as Trustee (the “Pooling and Servicing Agreement”).

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

With respect to any Calculation Period, the amount set forth for such period in the Schedule I attached hereto.

Trade Date:

October 14, 2005

Effective Date:

October 28, 2005

Termination Date:

October 25, 2010, provided, however, for the purposes of determining the Floating Amount to be paid in respect of the final Calculation Period, such date shall be subject to adjustment in accordance with the Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, with No Adjustment.

Fixed Rate Payer

Payment Date:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:

4.59400%

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

BSFP

Floating Rate Payer

Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing November 25, 2005 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate for initial

Calculation Period:

To be determined

     Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Spread:

None

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period.

Compounding:

Inapplicable

Business Days:

Any day other than (i) a Saturday or a Sunday, or (ii) either (1) a day on which banking institutions in New York, New York, or (2) the States of North Carolina, Florida, Georgia, Maryland, Minnesota or Texas are closed

Business Day Convention:

Following

3.

Additional Provisions:

(1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

5)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the Master Agreement:

(a)

"Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)

"Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)

Section 5(a)(i) of the ISDA Form Master Agreement is hereby amended by deleting the word “third” therein and replacing it with the word “second.”

(d)

“Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP and will not apply to Counterparty.

(e)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to BSFP and will not apply to Counterparty.

(f)

“Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP and will not apply to Counterparty.

(g)

The “Merger Without Assumption” provision of Section 5(a)(viii) will apply to BSFP and will not apply to Counterparty.

(h)

The “Cross Default” provision of Section 5(a)(vi) will not apply to BSFP or Counterparty.

(h)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i)

The “Bankruptcy” provision of Section 5(a)(vii)(2) will apply to BSFP and will not apply to Counterparty.

(j)

The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(k)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(l)

"Termination Currency" means United States Dollars.

3) Tax Representations.  BSFP represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

 (1)

Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP	A copy of its most recent audited consolidated financial statements	Promptly after the request of by other Party

(3)

BSFP will provide a legal opinion as to standard corporate matters (including enforceability), reasonably acceptable to the Counterparty.

6)  Miscellaneous. Miscellaneous

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BSFP:

Address:

383 Madison Avenue, New York, New York 10179

Attention:

DPC Manager

Facsimile:

(212) 272-5823

with a copy to:

Address:

One Metrotech Center North, Brooklyn, New York 11201

Attention:

Derivative Operations - 7th Floor

Facsimile:

(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:

Wells Fargo Bank, N.A., as Securities Administrator

9062 Old Annapolis Road

Columbia, MD 21045

Attention:

Client Manager-AEGIS 2005-5

Facsimile:

410-715-2380

Phone:

410-884-2000

with a copy to:

Address:

Wachovia Bank, National Association as Trustee

401 S. Tryon Street, 12th Floor

Charlotte, NC 28288-1179

Attention:

Patricia O'neill-Manella

Facsimile:

704-383-6039

Phone:

704-374-4981

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c):

BSFP appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BSFP.

(f)

Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)

Credit Support Provider.

BSFP:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of  New York shall govern their rights and duties in whole.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that neither BSFP nor Counterparty shall be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1)  Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i)  It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal.  It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise and the other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.”

9)

Limitation of Liability.   It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wachovia Bank, National Association (the “Wachovia”), not individually or personally but solely as trustee of Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 (the “Trust”), in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wachovia but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wachovia, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Wachovia be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

10) Proceedings.  BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Notes.

11) Set-off.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party under any other agreements.

12) Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

(v)

BSFP fails to comply with the Rating Agency Downgrade provisions as set forth in Section 13.  For all purposes of this Agreement, BSFP shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Section 12.

(ii)

Counterparty is terminated pursuant to the Pooling and Servicing Agreement.

(iii)

The Pooling and Servicing Agreement is amended or modified without the prior written consent of BSFP, where such consent is required under the terms of Section 10.1 of the Pooling and Servicing Agreement.

(iv)

Notice of the Ownership Certificate holder’s or the Servicer's intention to exercise its option to purchase the Mortgage Loans pursuant to Section 9.1 of the Pooling and Servicing Agreement is given by the Trustee to Noteholders pursuant to Section 9.2 of the Pooling and Servicing Agreement.

(v)

If the Trustee is unable to pay its Class IA1, IA2, IA3, IA4 and IIA Certificates or fails or admits in writing its inability to pay its Class IA1, IA2, IA3, IA4 and IIA Certificates as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

13) Rating Agency Downgrade.

(1)  It shall be a collateralization event (Collateralization Event) if (A) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "A1" by Moody's Investors Service, Inc. (Moody's) or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody’s and the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated below “A-1” by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated below “A+” by S&P.  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the payment priorities in Sections 4.1 and 4.7 of the Pooling and Servicing Agreement.  During any period in which a Collateralization Event is occurring, BSFP shall at its own expense either (i) post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement) or (ii) obtain a substitute counterparty that (a) is reasonably acceptable to Counterparty and approved in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement), (b) satisfies the Hedge Counterparty Ratings Requirement (as defined herein) and (c) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable.   To the extent that BSFP elects or is required to post collateral pursuant to this Section 13, BSFP shall request its legal counsel to deliver to each applicable Rating Agency within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion as to the enforceability of the ISDA Credit Support Annex.

(2)

It shall be a ratings event (Ratings Event) if at any time after the date hereof BSFP shall fail to satisfy the Hedge Counterparty Ratings Threshold.  Hedge Counterparty Ratings Threshold shall mean (A) the unsecured,  long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “BBB-” by S&P, (B) either (i) the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A3" by Moody’s (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP (or its Credit Support Provider) are rated at least “P-2” by Moody’s (and such rating is not on watch for possible downgrade) or (ii) if BSFP (or its Credit Support Provider) does not have a short-term rating from Moody’s, the unsecured, long-term senior debt obligations of BSFP (or its Credit Support Provider) are rated at least “A2” by Moody’s.  For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to qualify as a Hedge Agreement for purposes of the Priority of Payments (as defined below).

(3)

Following a Ratings Event, BSFP shall take the following actions:

(a)

BSFP, at its sole expense, shall (i) commence actively to seek to obtain a substitute counterparty that (A) is approved in writing by the Rating Agencies, (B) satisfies the Hedge Counterparty Ratings Requirement and (C) assumes the obligations of BSFP under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Counterparty) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that BSFP shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable, and (ii) be required to post collateral as set forth in (b) below;

(b)

If BSFP has not obtained a substitute counterparty as set forth in (3)(a) above within 30 days (or, in the case of a failure to meet the requirements of subparagraph (A) of the definition of "Hedge Counterparty Ratings Threshold", within 10 Business Days) of the Ratings Event, then BSFP shall continue to seek a substitute counterparty, on or prior to the expiration of such period, and post collateral according to the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies.  Notwithstanding anything contained herein to the contrary, if BSFP is required to transfer its rights and obligations under this Agreement pursuant to Section 5(b)(iii) as a result of a rating issued by S&P, BSFP shall, at all times prior to such transfer, be required to post collateral in accordance with (i) the terms of an ISDA 1994 New York Law Credit Support Annex which has been approved in writing by the Rating Agencies or (ii) an agreement with Counterparty providing for the posting of collateral, which agreement shall satisfy the Rating Condition and require BSFP to post the required collateral.  For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of the Rating Agencies then providing a rating of the Notes and receive from the Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Notes.

Hedge Counterparty Ratings Requirement shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A1" by Moody’s (and if rated “A1” by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “P-1” by Moody’s (and if rated “P-1” by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “Aa3” by Moody’s (and if rated “Aa3” by Moody’s, such rating is not on watch for possible downgrade), and (c) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A+” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

14)  Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA form Master Agreement with respect to BSFP as the Burdened Party.  For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA form Master Agreement is to pay the Fixed Amounts on the Fixed Rate Payer Payment Date.

15) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless S&P, Moody’s and Fitch have all been provided notice of the same and confirm in writing (including by facsimile transmission) within a reasonable amount of time after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes.

16)  Limited Recourse Non-petition.  The liability of the Counterparty in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Estate (as defined in Pooling and Servicing Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Pooling and Servicing Agreement and the Indenture.  Upon application of  all of the assets in the Trust Estate (and proceeds thereon) in accordance with the Pooling and Servicing Agreement and Indenture, BSFP shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.

Account Details and

Settlement Information:

Payments to BSFP:

Citibank, N.A., New York

ABA Number: 021-0000-89, for the account of

Bear, Stearns Securities Corp.

Account Number: 0925-3186, for further credit to

Bear Stearns Financial Products Inc.

Sub-account  Number: 102-04654-1-3

Attention: Derivatives Department

Acknowledgment of Charge.  BSFP hereby agrees that, unless notified in writing by the Trustee of other payment instructions, any and all amounts payable by BSFP to Counterparty under this Agreement shall be paid to the Securities Administrator at the following account:

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #:  121000248

Account Name:  SAS Clearing

Account #:  3970771416

FFC to:  Aegis 2005-5, SWAP Account #17204203

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:     /s/ Annie Manevitz

Name: Annie Manevitz

Title:

 Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

 SUPPLEMENTAL INTEREST TRUST, AEGIS ASSET BACKED SECURITIES TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-5

By:  WACHOVIA BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE

By:        /s/ Patricia O’Neill-Manella

Name:  Patricia O’Neill-Manella

Title:  Vice President

am

SCHEDULE I

(For the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining Fixed Amounts, all such dates subject to No Adjustment)

From and Including	To but Excluding	Notional Amount (USD)
Effective Date	November 25, 2005	29,835,000
November 25, 2005	December 25, 2005	29,441,836
December 25, 2005	January 25, 2006	29,025,593
January 25, 2006	February 25, 2006	28,528,993
February 25, 2006	March 25, 2006	27,849,507
March 25, 2006	April 25, 2006	27,066,134
April 25, 2006	May 25, 2006	26,143,458
May 25, 2006	June 25, 2006	25,012,368
June 25, 2006	July 25, 2006	23,720,478
July 25, 2006	August 25, 2006	22,236,601
August 25, 2006	September 25, 2006	20,565,006
September 25, 2006	October 25, 2006	19,092,338
October 25, 2006	November 25, 2006	17,800,181
November 25, 2006	December 25, 2006	16,820,410
December 25, 2006	January 25, 2007	15,975,729
January 25, 2007	February 25, 2007	15,141,643
February 25, 2007	March 25, 2007	14,396,126
March 25, 2007	April 25, 2007	13,741,330
April 25, 2007	May 25, 2007	13,140,221
May 25, 2007	June 25, 2007	12,546,894
June 25, 2007	July 25, 2007	11,932,508
July 25, 2007	August 25, 2007	11,267,092
August 25, 2007	September 25, 2007	10,281,013
September 25, 2007	October 25, 2007	9,153,704
October 25, 2007	November 25, 2007	8,403,885
November 25, 2007	December 25, 2007	7,863,566
December 25, 2007	January 25, 2008	7,412,903
January 25, 2008	February 25, 2008	6,967,025
February 25, 2008	March 25, 2008	6,532,956
March 25, 2008	April 25, 2008	6,147,832
April 25, 2008	May 25, 2008	5,817,042
May 25, 2008	June 25, 2008	5,527,066
June 25, 2008	July 25, 2008	5,247,975
July 25, 2008	August 25, 2008	4,955,569
August 25, 2008	September 25, 2008	4,650,881
September 25, 2008	October 25, 2008	4,368,506
October 25, 2008	November 25, 2008	4,101,413
November 25, 2008	December 25, 2008	3,848,193
December 25, 2008	January 25, 2009	3,609,539
January 25, 2009	February 25, 2009	3,396,602
February 25, 2009	March 25, 2009	3,206,609
March 25, 2009	April 25, 2009	3,036,270
April 25, 2009	May 25, 2009	2,876,240
May 25, 2009	June 25, 2009	2,725,062
June 25, 2009	July 25, 2009	2,582,080
July 25, 2009	August 25, 2009	2,445,294
August 25, 2009	September 25, 2009	2,314,363
September 25, 2009	October 25, 2009	2,188,659
October 25, 2009	November 25, 2009	2,064,563
November 25, 2009	December 25, 2009	1,942,481
December 25, 2009	January 25, 2010	1,823,380
January 25, 2010	February 25, 2010	1,711,767
February 25, 2010	March 25, 2010	1,607,107
March 25, 2010	April 25, 2010	1,508,940
April 25, 2010	May 25, 2010	1,416,835
May 25, 2010	June 25, 2010	1,330,409
June 25, 2010	July 25, 2010	1,249,324
July 25, 2010	August 25, 2010	1,173,270
August 25, 2010	September 25, 2010	1,101,947
September 25, 2010	Termination Date	1,034,953